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                                    FORM 8-A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           ODYSSEY RE HOLDINGS CORP.
             (Exact name of registrant as specified in its charter)

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
                   DELAWARE                                      52-2301683
   (State of incorporation or organization)         (I.R.S. Employer Identification No.)
          140 BROADWAY, 39TH FLOOR,
              NEW YORK, NEW YORK                                   10005
   (Address of principal executive offices)                      (Zip Code)
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     Securities to be registered pursuant to Section 12(b) of the Act:

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   Title of each class to be so registered             Name of each exchange on which
                                                       each class is to be registered
 COMMON STOCK, $.01 PAR VALUE (THE "SHARES")              NEW YORK STOCK EXCHANGE
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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.  [x]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]
      Securities Act registration file number to which this form relates:
                                   333-57642

       Securities to be registered pursuant to Section 12(g) of the Act:
                                      NONE
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Odyssey Re Holdings Corp. hereby incorporates by reference the description of the Shares to be registered hereunder set forth under the captions entitled:
"Description of Capital Stock" and "Shares Eligible for Future Sale" in the registrant's prospectus included as Part I of the registration statement on Form S-1, Registration No. 333-57642, originally filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on March 26, 2001, and thereafter amended and supplemented (as amended, the "Registration Statement on Form S-1 (No. 333-57642)"), including amendments or supplements thereto set forth in any form of prospectus filed pursuant to Rule 424(b) under the Securities Act, which prospectus shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS

1. The Registration Statement on Form S-1 (No. 333-57642) is incorporated herein by reference, as applicable.

2. Amended and Restated Certificate of Incorporation of the Registrant is set forth as Exhibit 3.1 to the Registration Statement on Form S-1 (No. 333-57642) and is incorporated herein by reference.

3. Amended and Restated Bylaws of the Registrant are set forth as Exhibit 3.2 to the Registration Statement on Form S-1 (No. 333-57642) and are incorporated herein by reference.

4. Form of Registration Rights Agreement between Odyssey Re Holdings Corp., TIG Insurance Company and ORH Holdings Inc. is set forth as Exhibit 10.10 to the Registration Statement on Form S-1 (No. 333-57642) and is incorporated herein by reference.

5. Form of certificate representing Common Stock, $.01 par value, of the Registrant is set forth as Exhibit 4.1 to the Registration Statement on Form S-1 (No. 333-57642) and is incorporated herein by reference.

     All exhibits required by Item 2 have been or will be supplied to the New York Stock Exchange.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          ODYSSEY RE HOLDINGS CORP.
                                          Registrant

                                                 /s/ ANDREW A. BARNARD
                                          By:
                                          --------------------------------------

                                            Name: Andrew A. Barnard
                                            Title: President, Chief Executive
                                              Officer

Date: June 8, 2001

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                                 EXHIBIT INDEX

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EXHIBIT NO.   EXHIBIT
-----------   -------

    1. The Registration Statement on Form S-1 (No. 333-57642) is incorporated herein by reference, as applicable.


    2. Amended and Restated Certificate of Incorporation of the Registrant is set forth as Exhibit 3.1 to the Registration Statement on Form S-1 (No. 333-57642) and is incorporated herein by reference.


    3. Amended and Restated Bylaws of the Registrant are set forth as Exhibit 3.2 to the Registration Statement on Form S-1 (No. 333-57642) and are incorporated herein by reference.


    4. Form of Registration Rights Agreement between Odyssey Re Holdings Corp., TIG Insurance Company and ORH Holdings Inc. is set forth as Exhibit 10.10 to the Registration Statement on Form S-1 (No. 333-57642) and is incorporated herein by reference.


    5. Form of certificate representing Common Stock, $.01 par value, of the Registrant is set forth as Exhibit 4.1 to the Registration Statement on Form S-1 (No. 333-57642) and is incorporated herein by reference.
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